Exhibit 10.70

Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 14, 2021 (this “Amendment”), by and among CAESARS CAYMAN FINANCE LIMITED, an exempted company incorporated with limited liability in the Cayman Islands (the “Borrower”), CAESARS UK HOLDINGS LIMITED, a limited company incorporated under the laws of England and Wales with company number 12907596, the Lenders party hereto and the Administrative Agent (as defined below), relating to the Credit Agreement dated as of April 22, 2021 (as amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by this Amendment and as it may be further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders party thereto from time to time and DEUTSCHE BANK AG, LONDON BRANCH, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (together with its successors and assigns in such capacity, the “Collateral Agent”).
RECITALS:
WHEREAS, the Borrower has prepaid Asset Sale Bridge Loans in an aggregate principal amount of £700,000,000 on the date hereof (the “Specified Repayment”);
WHEREAS, the Borrower has requested that the Lenders party hereto provide commitments to fund to the Borrower additional Asset Sale Bridge Loans in an aggregate principal amount of up to £700,000,000 on the terms and conditions set forth herein; and
WHEREAS, the Lenders party hereto, constituting all of the Lenders under the Credit Agreement, have agreed to amend the Existing Credit Agreement on the terms and conditions set forth in this Amendment to provide for the incurrence by the Borrower of the Reborrowing Asset Sale Bridge Loan Commitments (as defined below) and the Asset Sale Bridge Loans thereunder.
NOW, THEREFORE, the parties hereto therefore agree as follows:
SECTION 1.Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.
SECTION 2.Reborrowing Asset Sale Bridge Loan Commitments.
(a)The Lenders hereby acknowledge that the Specified Repayment has occurred on the date hereof.
(b)The Borrower shall be permitted to reborrow up to the principal amount of Asset Sale Bridge Loans so repaid on a one-time basis subject to the satisfaction of the terms and conditions set forth herein and in the Credit Agreement. In furtherance of the foregoing, each Lender party hereto agrees to make an Asset Sale Bridge Loan to the Borrower on the Reborrowed Asset Sale Bridge Loan Funding Date (as defined below), in an aggregate principal amount not to exceed the percentage indicated with respect to such Lender in Schedule I attached hereto (such percentage as to such Lender, the “Relevant Percentage”) of the Reborrowed Asset Sale Bridge Loans (such commitments, collectively, the “Reborrowing Asset Sale Bridge Loan Commitments” and the loans funded thereunder, collectively, the “Reborrowed Asset Sale Bridge Loans”); provided that the aggregate amount of Reborrowed Asset Sale Bridge Loans funded hereunder shall not exceed the lesser of (i) £700,000,000 and (ii) the aggregate principal amount of 2023 Existing Wales Notes and 2026 Existing Wales Notes that the Borrower or any of its subsidiaries or Affiliates is required to repay, prepay, redeem, repurchase or otherwise acquire, satisfy or defease, as a result of a “Put Event” occurring thereunder in connection with the Acquisition. The Reborrowing Asset Sale Bridge Loan Commitments shall automatically terminate on the earliest of (i) the Reborrowed Asset Sale Bridge Loan Funding Date (as defined below) after giving effect to the borrowing of Reborrowed Asset Sale

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Bridge Loans on such date, (ii) the date on which the Borrower provides written notice to the Administrative Agent of its desire to terminate the Reborrowing Asset Sale Bridge Loan Commitments and (iii) at 5:00 p.m., New York City time, on August 5, 2021.
(c)Upon the funding thereof, the Reborrowed Asset Sale Bridge Loans incurred under Section 2(b) of this Agreement shall constitute an “Asset Sale Bridge Loan” for all purposes under the Credit Agreement and the other Loan Documents and each Lender that advances a Reborrowed Asset Sale Bridge Loan shall be a Lender with an outstanding Asset Sale Bridge Loan. Reborrowed Asset Sale Bridge Loans that are repaid or prepaid may not be reborrowed. For the avoidance of doubt, the Lenders’ commitments to provide Reborrowed Asset Sale Bridge Loans shall be permanently reduced to zero on the Reborrowed Asset Sale Bridge Loan Funding Date (as defined below) after giving effect to the borrowing of Reborrowed Asset Sale Bridge Loans on such date.
(d)Without limiting clause (b) above, upon the funding thereof, the Reborrowed Asset Sale Bridge Loans shall constitute an increase to, and have the same terms as, the existing Asset Sale Bridge Loans then outstanding under the Credit Agreement, including with respect to the Applicable Margin and the Asset Sale Bridge Facility Maturity Date.
(e)The proceeds of the Reborrowed Asset Sale Bridge Loans can only be used to repay, prepay, redeem, repurchase or otherwise acquire, satisfy or defease, the applicable portion of the Existing Wales Notes required to be repaid, prepaid, redeemed, repurchased or otherwise acquired, satisfied or defeased as a result of a “Put Event” occurring thereunder in connection with the Acquisition.
SECTION 3.Reborrowing Commitment Fee.
The Borrower agrees to pay to each Lender (other than any Defaulting Lender), through the Administrative Agent, on the last Business Day of March, June, September and December in each year, and the date on which the Reborrowing Asset Sale Bridge Loan Commitments of such Lender shall be terminated as provided herein, a commitment fee in Pounds Sterling (a “Reborrowing Commitment Fee”) on the daily amount of the Reborrowing Asset Sale Bridge Loan Commitment of such Lender (which shall be deemed to be such Lender’s Relevant Percentage multiplied by £700,000,000 for purposes of this Section 3 until the Reborrowing Asset Sale Bridge Loan Commitment is reduced or terminated in accordance with the terms of this Amendment and the Credit Agreement) during the preceding quarter (or other period commencing with the First Amendment Effective Date or ending with the date on which the last of the Reborrowing Asset Sale Bridge Loan Commitments of such Lender shall be terminated) at a rate equal to the Applicable Commitment Fee. All Reborrowing Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Reborrowing Commitment Fee due to each Lender shall commence to accrue on the First Amendment Effective Date and shall cease to accrue on the date on which the last of the Reborrowing Asset Sale Bridge Loan Commitments of such Lender shall be terminated as provided herein.
SECTION 4.Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is amended by inserting the following new defined terms in appropriate alphabetical order:
“First Amendment” shall mean the First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among the Borrower, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment.
“Reborrowed Asset Sale Bridge Loans” shall have the meaning assigned to such term in the First Amendment.

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“Reborrowing Asset Sale Bridge Loan Commitments” shall have the meaning assigned to such term in the First Amendment.
(b)Section 1.01 of the Credit Agreement is amended by amending and restating the following defined terms:
“Asset Sale Bridge Loans” shall mean (a) the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a) and (b) the Reborrowed Asset Sale Bridge Loans.
“Term Loan Commitment” shall mean the Asset Sale Bridge Loan Commitment, the Cash Confirmation Bridge Loan Commitment and/or the Reborrowing Asset Sale Bridge Loan Commitment.
“Total Net Debt” at any date shall mean (i) the aggregate principal amount of Consolidated Debt (other than (A) Discharged Indebtedness and (B) Escrowed Indebtedness) of the Borrower and the Subsidiaries outstanding at such date, less (ii) without duplication, the aggregate amount of all Unrestricted Cash and Permitted Investments of the Borrower and the Subsidiaries on such date.
(c)Section 2.11(d) of the Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.
(d)Section 2.12(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Without duplication of the duration fees payable under the Fee Letter, the Borrower agrees to pay to the Administrative Agent for the account of each Lender a duration fee on each date set forth below in an amount equal to the percentage set forth opposite such date of the aggregate principal amount of UK Asset Sale Bridge Loans held by such Lender on such date:

Date	Duration Fee Percentage
105 days after the Closing Date	0.25%
180 days after the Closing Date	0.25%
270 days after the Closing Date	0.25%
360 days after the Closing Date	0.25%
450 days after the Closing Date	0.25%	”
SECTION 5.Representations of the Borrower. The Borrower represents and warrants that:
(a)the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such

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representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
(b)no Event of Default or Default was continuing on and as of the First Amendment Effective Date after giving effect hereto; and
(c)the resolutions attached as Exhibit C in the omnibus officer’s certificate dated April 22, 2021 have not been modified, rescinded or amended and are in full force and effect as of the date of this Amendment.
SECTION 6.Conditions to First Amendment Effective Date. This Agreement shall become effective as of the first date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(a)the Administrative Agent (or its counsel) shall have received from the Borrower, each Lender (constituting each of the Lenders under the Existing Credit Agreement) and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;
(b)the Administrative Agent (or its counsel) shall have received from the Borrower and each Lender (i) a counterpart of an amendment to the Fee Letter signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of an amendment to the Fee Letter;
(c)the representations and warranties set forth in Section 5 above shall be true and correct as of the date hereof;
(d)any fees and reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) owing by the Borrower to the Administrative Agent and the Lenders and invoiced prior to the date hereof shall have been paid in full; and
(e)the Specified Repayment shall have occurred.
SECTION 7.Conditions to Reborrowed Asset Sale Bridge Loan Funding Date. The Reborrowed Asset Sale Bridge Loans shall be funded under the Reborrowing Asset Sale Bridge Loan Commitments on the first date (the “Reborrowed Asset Sale Bridge Loan Funding Date”) when each of the following conditions shall have been satisfied:
(a)The Administrative Agent shall have received a Borrowing Request, which Borrowing Request requests an aggregate principal amount of Reborrowed Asset Sale Bridge Loans not in excess of the lesser of (i) the aggregate amount of Reborrowing Asset Sale Bridge Loan Commitments then in effect and (ii) the aggregate principal amount of 2023 Existing Wales Notes and 2026 Existing Wales Notes that the Borrower or any of its subsidiaries or Affiliates is required to repay, prepay, redeem, repurchase or otherwise acquire, satisfy or defease, as a result of a “Put Event” occurring thereunder in connection with the Acquisition.
(b)The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of such date, in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

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(c)At the time of and immediately after such Borrowing no Event of Default or Default shall have occurred and be continuing.
(d)The “Put Period” under the instruments governing the Existing Wales Notes shall have expired.
(e)The First Amendment Effective Date shall have occurred.
SECTION 8.Governing Law; Etc.
(a)THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.
(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 9.Confirmation of Guaranties and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Reborrowed Asset Sale Bridge Loans) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement, the other Security Documents and the other Loan Documents and (y) constitute Loan Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement, the other Security Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the extension of credit contemplated herein. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Loan Obligations as increased hereby.
SECTION 10.Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission or electronic mail (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

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SECTION 11.Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CAESARS CAYMAN FINANCE LIMITED
as Borrower
By:
Name: Bret Yunker
Title: Director

CAESARS UK HOLDINGS LIMITED
as a Loan Party
By:
Name: Bret Yunker
Title: Director

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DEUTSCHE BANK AG, LONDON BRANCH,
as Administrative Agent and as a Lender
By:
Name:
Title:

By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By:
Name:
Title:
By:
Name:
Title:

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BANK OF AMERICA, N.A.,
as a Lender
By:
Name:
Title:

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CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:

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Schedule I
REBORROWING ASSET SALE BRIDGE LOAN COMMITMENTS

Lender	Relevant Percentage of the Reborrowed Asset Sale Bridge Loans
Deutsche Bank AG London Branch	33.84%
JPMorgan Chase Bank, N.A.	25.01%
Credit Suisse AG, Cayman Islands Branch	21.50%
Bank of America, N.A.	15.00%
Citizens Bank, National Association	4.65%

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